UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

Hess Corporation
(Name of Registrant as Specified In Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES, INC.

ELLIOTT ASSET MANAGEMENT LLC

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

RODNEY F. CHASE

HARVEY GOLUB

KARL F. KURZ

DAVID McMANUS

MARSHALL D. SMITH

WILLIAM B. BERRY

JONATHAN R. MACEY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 24, 2013, Elliott Associates, L.P. and Elliott International, L.P. issued the following press release:

Elliott Highlights Hess’s Nearly $800mm Eagle Ford Loss

Elliott Urges Hess Shareholders to Vote GREEN Proxy Card for

Highly-Qualified Independent Directors Who Will Bring Accountability to Hess

NEW YORK (April 24, 2013) – Elliott Management Corporation (“Elliott”) today issued the following communication to shareholders of Hess Corporation (NYSE: HES):

Hess Lost Nearly $800mm in the Eagle Ford and Hides It with Poor Disclosure

Vote the GREEN Card for Shareholder Nominees Who Acknowledge and Fix Problems

John Hess Denial: John Hess tells Shareholders that Hess’s sale of acreage in the Eagle Ford in March of 2013 is evidence of his “superior path to create value.”

Reality: In fact, the Eagle Ford sale is yet another example of how the same poor execution that has been destroying Shareholder value for 17 years continues today.

Hess entered the Eagle Ford in 2010 and proceeded to lose $771 million in just three years – losses which Hess, through poor disclosure practices, has tried to hide from its own Shareholders.

While peers generated billions for their shareholders, Hess not only failed to capture the opportunity but amazingly actually lost money. Losing money in the Eagle Ford, a premier U.S. resource play, is hard to do even if you try, but Hess has managed to do it.

Capital Destroyed in Eagle Ford***

Lease Acquisition Costs	$(366)mm
Drilling & Completion Costs	$(504)mm
Additional Capital Expenditures	$(149)mm
Cash Payments to JV Partner ZaZa Energy	$(124)mm
Total Capital Invested in Eagle Ford	$(1,142)mm

Sales Proceeds in March 2013	$265mm
Eagle Ford Cash Flows	$107mm
Total Cash Generated by Eagle Ford	$372mm

Total Cash Lost in Eagle Ford	$(771)mm

	John Hess
	Tenure
	17 Years	5-Year	4-Year	3-Year	2-Year	1-Year

vs Proxy Peers used by Hess*	(333)%	(31)%	(43)%	(29)%	(40)%	(17)%

vs Revised Proxy Peers**	(460)%	(45)%	(63)%	(44)%	(47)%	(20)%

“The simple fact is the market doesn’t trust Hess to run its business well, and thus places a discount on everything the company controls.”  –  Morningstar, January 29, 2013

Shareholder Nominees (GREEN Card) Offer Results, Not More John Hess Denial

Rodney Chase (Former Deputy Group CEO, BP): Managed every major business at BP.

Harvey Golub (Former CEO, American Express): Led turnaround resulting in 750% share appreciation.

Karl Kurz (Former COO, Anadarko): Helped lead a successful transformation of Anadarko.

David McManus (Former EVP, Pioneer): Executed “a text book repositioning of a portfolio.”

Mark Smith (SVP/CFO, Ultra): Manages lowest-cost operator in resource play environment.

A Vote for John Hess’s Nominees = John Hess’s Plan	A Vote for Shareholder Nominees = Objective Analysis Evaluating All Potential Plans

Additional Information

Elliott Associates, L.P. and Elliott International, L.P. (“Elliott”) filed a definitive proxy statement and an accompanying proxy card with the Securities and Exchange Commission (“SEC”) on April 3, 2013.  Stockholders are advised to read the definitive proxy statement, and other materials filed with the SEC, because they contain important information concerning Elliott’s solicitation of proxies for the 2013 Hess Annual Meeting of Stockholders, including information concerning the participants in that solicitation.  These materials are available for no charge at the SEC’s website at www.sec.gov or by directing a request to Elliott’s proxy solicitor, Okapi Partners, at its toll-free number (877) 796-5274 or via email at info@okapipartners.com.

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

About Elliott Management:

Elliott’s two funds, Elliott Associates, L.P. and, Elliott International, L.P., together have more than $21 billion of assets under management. Founded in 1977, Elliott is one of the oldest hedge funds under continuous management. The Elliott funds’ investors include large institutions, high-net-worth individuals and families, and employees of the firm.

###

Media Contact:	Investor Contact:

Elliot Sloane	Bruce H. Goldfarb/ Pat McHugh/Geoff Sorbello
Sloane & Company	Okapi Partners LLC
(212) 446-1860	(212) 297-0720
(646) 623-4819 (cell)	info@okapipartners.com

John Hartz
Sloane & Company
(212) 446-1872
(718) 926-3503 (cell)

*	Peers used by Hess for mgmt compensation: Anadarko, Apache, BP, Chevron, ConocoPhillips, Devon, EOG, Exxon, Marathon, Murphy, Occidental, Shell, Statoil, Talisman and Total.
**	Excludes Devon & Talisman due to high North America gas weighting; excludes BP, Shell, Statoil, Total due to European super major status; includes Noble as additional relevant competitor.
***

For more information, including the sources and support for our statements and analysis in this letter, please see our Shareholder presentation: “Presentation to Shareholder Advisory Services,” available at ReassessHess.com. We encourage all Shareholders to review these materials.